UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 24, 2011 (January 24, 2011)

Protalix BioTherapeutics, Inc.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	001-33357 (Commission File Number)	65-0643773 (IRS Employer Identification No.)

2 Snunit Street Science Park, POB 455 Carmiel, Israel (Address of principal executive offices)	20100 (Zip Code)
Registrant’s telephone number, including area code +972-4-988-9488
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Ruled-2(b)

☐	Pre-commencement communications pursuant to Rulee-4(c)

Item 8.01.	Other Events
On January 24, 2011, Protalix BioTherapeutics, Inc. (the “Company”) issued a press release announcing that clinical data from the switchover trial of taliglucerase alfa in patients with Gaucher disease and preclinical data on the oral enzyme glucocerebrosidase will be presented at the 7th Annual Meeting of the Lysosomal Disease Network: WORLD Symposium 2011 being held February 16 through 18, 2011 in Las Vegas, Nevada. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits

99.1	Press release dated January 24, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTALIX BIOTHERAPEUTICS, INC.
Date: January 24, 2011	By:	/s/ David Aviezer
		Name:	David Aviezer, Ph.D.
		Title:	President and Chief Executive Officer

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